FREE MARKET FUNDS
FREE MARKET INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2022 (UNAUDITED)

	NUMBER OF SHARES/ BENEFICIAL INTEREST	VALUE
INTERNATIONAL EQUITY FUNDS — 99.9%
Canadian Small Company Series (a)	2,108,704	$36,538,632
DFA International Small Cap Value Portfolio (b)	51,123,659	1,030,141,723
DFA International Value Portfolio III (c)	23,608,502	394,498,076
DFA International Value Series (a)	13,331,142	387,936,245
Emerging Markets Small Cap Portfolio (b)	5,343,748	121,249,653
Emerging Markets Value Portfolio, Class Institutional (b)	4,212,662	125,747,968
iShares Core MSCI EAFE ETF	1,911,072	125,939,645
iShares Core MSCI Emerging Markets ETF	2,525,066	132,742,720
iShares MSCI EAFE Small-Cap ETF	3,540,889	219,499,709
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,253,027,020)		2,574,294,371

SHORT-TERM INVESTMENTS — 0.0%
STIT-Government & Agency Portfolio, 0.67%*	1,162,685	1,162,685
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,162,685)		1,162,685
TOTAL INVESTMENTS — 99.9%
(Cost $2,254,189,705)		2,575,457,056
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		3,595,656
NET ASSETS — 100.0%		$2,579,052,712

* Seven-day yield as of May 31, 2022.
(a) A portfolio of DFA Investment Trust Company.
(b) A portfolio of DFA Investment Dimensions Group Inc.
(c) A portfolio of Dimensional Investment Group Inc.
ETF Exchange-Traded Fund
Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the portfolio of investments.

FREE MARKET FUNDS
NOTES TO PORTFOLIO OF INVESTMENTS
MAY 31, 2022 (UNAUDITED)

PORTFOLIO VALUATION — Investments in the underlying fund are valued at the Free Market International Equity Fund (“Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. As required, some securities and assets may be valued at fair value as determined in good faith by the RBB Fund, Inc.’s Board of Directors. Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Relying on prices supplied by pricing services using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.
• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of May 31, 2022, in valuing the Fund’s investments carried at fair value:

FREE MARKET INTERNATIONAL EQUITY FUND
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$2,574,294,371	$2,149,819,494	$-	$-	$424,474,877
Short-Term Investments	1,162,685	1,162,685	-	-	-
Total Investments**	$2,575,457,056	$2,150,982,179	$-	$-	$424,474,877

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

** Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ending May 31, 2022, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.